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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  January 21, 2003


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


       Delaware                 1-8400                   75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                      Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas           76155
 (Address of principal executive offices)            (Zip Code)


                          (817) 963-1234
                   (Registrant's telephone number)







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Item 9.   Regulation FD Disclosure

NOTICE OF EARNINGS RELEASE AND WEBCAST

     AMR  Corporation anticipates announcing 4th Quarter and Full
Year   2002  results  on  Wednesday  January  22nd,  2003.    In
conjunction with the announcement, AMR will host a conference call with the financial community from 2 - 3 pm Eastern Time. During this call, AMR will review details of its 4th Quarter and Full Year 2002 results, revenue and cost performance, balance sheet and liquidity positions, capital market financings and related contingencies, tax status, labor update (including the status of labor discussion), impacts from industry restructurings and provide an outlook for the 1st Quarter and Full Year 2003.

     A live webcast of this call will be available on the AMR website (www.amrcorp.com) under the Investor Information page. A replay of the webcast will also be available for several days following the call.


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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  January 21, 2003